As filed with the Securities and Exchange Commission on November 12, 1997

                                                   Registration No. 333-39323


                       SECURITIES AND EXCHANGE COMMISSION


                                 AMENDMENT NO. 1

                                       to

                                    FORM S-8


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                                STEIN MART, INC.
             (Exact Name of registrant as specified in its charter)


             Florida                         64-0466198
          (State or other jurisdiction       (I.R.S. Employer
          of incorporation)                  Identification No.)



             1200 Riverplace Boulevard, Jacksonville, Florida 32207
               (Address of principal executive offices) (zip code)

                         STEIN MART EMPLOYEE STOCK PLAN
                            (Full title of the Plan)


                              John H. Williams, Jr.
                      President and Chief Operating Officer
                                Stein Mart, Inc.
                            1200 Riverplace Boulevard
                          Jacksonville, Florida  32207


                     (Name and address of agent for service)

                                 (904) 346-1500
          (Telephone number, including area code, of agent for service)



                                    Copy to:

                                 Linda Y. Kelso
                                 Julia B. Davis
                                 Foley & Lardner
                                200 Laura Street
                          Jacksonville, Florida  32202
                                 (904) 359-2000



   This Amendment No. 1 to Form S-8 Registration Statement No. 333-39323 is being filed for the purpose of adding as an exhibit a corrected legal opinion (see Exhibit 5).

   Item 8.   Exhibits

      4A.    Employee Stock Plan (Filed as Exhibit 10G to
             Registration Statement No. 33-46322 and incorporated herein by reference)

      4B.    Form of Non-Qualified Stock Option Agreement (Filed as
             Exhibit 10H to Registration Statement No. 33-46322 and incorporated herein by reference)

      4C.    Form of Incentive Stock Option Agreement (Filed as
             Exhibit 10I to Registration Statement No. 33-46322 and incorporated herein by reference)

       5. Opinion of Foley & Lardner as to the legality of the securities to be issued

     23A. Consent of Foley & Lardner (included in Opinion filed as Exhibit 5)

     23B.    Consent of Price Waterhouse (previously filed)

      24. Power of Attorney (included on signature page of this Registration Statement)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on November 7, 1997.

                                 STEIN MART, INC.

                                 By  /s/ Jay Stein
                                    Jay Stein, Chairman of the Board


                            SPECIAL POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears on the Signature Page to this registration statement constitutes and appoints John H. Williams, Jr., James G. Delfs and Clayton E. Robertson, Jr., and each or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments to this registration statement and any and all registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



   Date:  November 7, 1997         /s/ Jay Stein
                                   Jay Stein, Chairman of the Board and Chief
                                   Executive Officer (Principal Executive
                                   Officer)


   Date:  November 7, 1997         /s/ John H. Williams, Jr.
                                   John H. Williams, Jr., President, Chief
                                   Operating Officer and Director


   Date:  November 7, 1997         /s/ James G. Delfs
                                   James G. Delfs, Senior Vice President,
                                   Finance and Principal Financial Officer


   Date:  November 7, 1997         /s/ Clayton E. Roberson, Jr.
                                   Clayton E. Roberson, Jr., Controller


   Date:  November 7, 1997         /s/ Mason Allen
                                   Mason Allen, Director


   Date:  November 7, 1997         /s/ Pete Carpenter
                                   Pete Carpenter, Director


   Date:  November 7, 1997         /s/ Albert Ernest, Jr.
                                   Albert Ernest, Jr., Director


   Date:  November 7, 1997         /s/ Mitchell W. Legler
                                   Mitchell W. Legler, Director


   Date:  November 7, 1997         /s/ Michael D. Rose
                                   Michael D. Rose, Director


   Date:  November 7, 1997         /s/ James H. Winston
                                   James H. Winston, Director

                                  EXHIBIT INDEX

                                                                   Sequential
                                                                    Page No.


      4A.     Employee Stock Plan (Filed as Exhibit 10G to
              Registration Statement No. 33-46322 and
              incorporated herein by reference)

      4B. Form of Non-Qualified Stock Option Agreement (Filed as Exhibit 10H to Registration Statement No. 33-
              46322 and incorporated herein by reference)

      4C.     Form of Incentive Stock Option Agreement (Filed as
              Exhibit 10I to Registration Statement No. 33-46322 and incorporated herein by reference)

       5. Opinion of Foley & Lardner as to the legality of the securities to be issued

     23A. Consent of Foley & Lardner (included in Opinion filed as Exhibit 5)

     23B.     Consent of Price Waterhouse (previously filed)

      24. Power of Attorney (included on signature page of this Registration Statement)